UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 16, 2003

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (651) 483-7111

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits (c) Exhibits

99.1	Press Release, dated October 16, 2003, of Deluxe Corporation reporting results from third quarter, 2003.

Item 12. Results of Operations and Financial Condition Furnished as Exhibit 99.1 is a press release of Deluxe Corporation reporting results from third quarter, 2003. -2-

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2003

DELUXE CORPORATION /s/ Anthony C. Scarfone —————————————— Anthony C. Scarfone Senior Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibits	Page No.

99.1	Press Release, dated October 16, 2003, of Deluxe Corporation reporting results from third quarter, 2003

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